Exhibit 10.2

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of       December 11th     , 2019, (this “Agreement”) is entered into by and among iFresh Inc., a Delaware corporation (the “Company”), and the person signatory hereto (the “Investor”).

RECITALS

A. The Investor wishes to purchase $      2.500,000    (the “Purchase Price”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) at a price of $     0.38        per share, for a total of      6,578,948     shares of Common Stock (the “Shares”).

B. Long Deng (“Deng”), the Company and Dragon Seeds LLC (“Dragon Seeds”) entered into a Purchase Agreement dated December [  11th   ], 2019 (the “Purchase Agreement”) pursuant to which Deng will sell Deng’s 70% interest in Dragon Seeds to the Company (the “Acquisition”)

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Purchase. By no later than the business day prior to the closing of the Acquisition, the Investor agrees to deposit the Purchase Price in a an account designated by the Company. Immediately prior to the Acquisition, the Company will sell and issue, and the Investor agrees to buy, the Shares in exchange for the Purchase Price. The Company agrees to instruct its transfer agent to issue the Shares in the name of the Investor immediately prior to the closing of the Acquisition, provided that the Company has received the Purchase Price prior thereto in the account designated by the Company.

2. Representations and Warranties of Company. The Company represents and warrants to the Investor that:

(a) Due Incorporation. Qualification. etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and proposed to be conducted; and (iii) is duly qualified and licensed to do business and in good standing in each jurisdiction in which the failure to be so qualified or licensed would have a material adverse effect.

(b) Authority. All corporate action required to be taken by the Company’s Board of Directors in order to authorize the Company to enter into this Agreement and to issue the Shares has been taken. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Issuance of Securities. The issuance of the Shares has been duly authorized and when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens, other than restrictions on transfer imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Investor in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

3. Representations and Warranties of lnvestor. The Investor represents and warrants to the Company upon the acquisition of the Shares as follows:

(a) Organization and Authority of lnvestors. If the Investor is an entity, it (i) is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction, (ii) has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Investor.

(b) Binding Obligation. This Agreement has been, duly executed and delivered by the Investor, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c) Securities Law Compliance. The Investor has been advised that the offer and sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws and, therefore, none of the Shares can be resold unless they are registered under the Securities Act and applicable securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing the Shares for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Investor represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D, promulgated under the Securities Act, and that the Investor is not subject to the “Bad Actor” disqualification, as such terms is defined in Rule 506 of Regulation D, promulgated under the Securities Act.

(d) Investment Experience. The Investor acknowledges that it has prior investment experience, including investments in non-listed and non-registered securities and is able to evaluate the merits and risks of such an investment, and the Investor represents that it understands the highly speculative nature of this investment which may result in the loss of the total amount of such investment. The Investor has the requisite knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment.

(e) No General Solicitation. The Investor acknowledges that it is not acquiring the Shares as a result of any general solicitation or advertising.

4. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of Company and a Majority in Interest.

(b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, and without giving effect to choice of laws provisions that would result in the application of the substantive law of another jurisdiction.

(c) JUDRISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS AGREEMENT BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

(d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) Entire Agreement. This Agreement constitutes and contains the entire agreement among Company and the Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(f) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows:

(i) if to the Investor, at such Investor’s address or facsimile number set forth on the signature page hereto, or at such other address as such Investor shall have furnished Company in writing,

or

(ii) if to the Company, at:

iFresh Inc.

2-39 54th Avenue

Long Island City, New York

Telephone: [ (718) 628-6200                   ]

Facsimile: [(718) 552-3158                     ]

or at such other address or facsimile number as the Company shall have furnished to the Investors in writing. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, postage prepaid and addressed as aforesaid, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed or sent by e-mail, upon confirmation of receipt.

(g) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

iFRESH INC.

By:	/s/ Long Deng
Name: Long Deng
Title: President

OMNIBUS INVESTOR SIGNATURE PAGE TO

iFRESH INC.

PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

Jian Chen
[Print Name of Investor]		[Name of Co-Investor. if applicable]

/s/ Jian Chen
[Signature]		[Signature]

Name:	Jian Chen	Name:
Title:		Title:

Mailing Address:	Telephone No.:	(86) l5823204485
33-6, building 9, Impression West
District, Gangcheng, Jiangbei District,
Chongqing China

Facsimile No:

Email Address:	578790335@qq.com

Taxpayer ID Number:
(City, State and Zip)